                                                              Exhibit 10(ii)(aw)

                       INCENTIVE COMPENSATION AGREEMENT
                       --------------------------------

     INCENTIVE COMPENSATION AGREEMENT (this "Agreement") dated as of January 2, 2001 by and between Gary L. Davis (the "Executive") and J.C. Penney Company, Inc. (the "Company").

     WHEREAS, the Executive and the Company entered into a Succession Severance Agreement, dated as of the date set forth on Appendix A hereto (as amended, the "Succession Agreement"); and

     WHEREAS, the Executive, desiring to continue in the employment of the Company, has agreed to cancel the Succession Agreement in exchange for the incentive compensation and other benefits set forth herein, and

     WHEREAS, the Company also desires that the Executive continue in the employ of the Company;

     NOW THEREFORE, in consideration of the representations, covenants and mutual promises set forth in this Agreement (the sufficiency of which is hereby acknowledged) and intending legally to be bound, it is hereby agreed as follows:

1)  Termination of Succession Agreement. Effective as of the date hereof, the
    -----------------------------------
    Succession Agreement is terminated and cancelled and shall be of no further force and effect and the Company and the Executive shall have no further rights or obligations under such agreement.

2)  Incentive Compensation Payments. In consideration of the termination of the
    -------------------------------
    Succession Agreement and the execution of this Agreement, the Executive shall be entitled to the compensation and benefits set forth in this Section 2.

    a)  Restricted Stock Unit Grant. As of the date hereof, the Executive is
        ---------------------------
        hereby granted the number of restricted stock units (the "Restricted Stock Units") set forth on Appendix A hereto (the "Restricted Stock Unit Grant"), pursuant to the Company's 1997 Equity Compensation Plan (the "Plan"). Subject to the provisions hereof, the Restricted Stock Units shall become fully vested on December 31, 2003. Notwithstanding the foregoing, the Restricted Stock Units shall become fully vested on the date on which there occurs an "Acceleration Event" (as hereinafter defined). An Acceleration Event shall occur on such date, prior to December 31, 2003, as the Executive's employment with the Company terminates by reason of death or "Disability"

        (as hereinafter defined), termination by the Company without Cause (as hereinafter defined), the Executive's retirement on or following the date set forth on Appendix A hereto, a termination of employment by the Executive for Good Reason (as hereinafter defined) or upon a change of control of the Company, as defined in the 1997 Equity Compensation Plan. Upon any other termination of the Executive's employment prior to December 31, 2003, the Restricted Stock Units shall be forfeited.
        Except as set forth herein, the terms and conditions applicable to the Restricted Stock Units shall be governed by the terms of the Plan and the standard agreement evidencing the grant of Restricted Stock Units pursuant to the Plan. As soon as practicable following the date upon which the Restricted Stock Units become fully vested (the "Vesting Date"), the Company shall issue to the Executive, in cancellation of the Restricted Stock Units, a number of shares of Company common stock equal to the number of Restricted Stock Units. Notwithstanding the foregoing, the Executive may elect to defer the receipt of such common stock until a date after December 31, 2003, provided that such election is made at least six months prior to the Vesting Date. Any such deferral shall be evidenced by a deferral agreement entered into by the Executive and the Company.

    b)  Stock Option Grant. As of the date hereof, the Executive is hereby
        ------------------
        granted a non-qualified stock option to purchase 50,000 shares of Company common stock (the "Option") pursuant to the Plan. The Option shall have a maximum term of ten years from the date hereof and shall have the per share exercise price set forth on Appendix A hereto. Subject to the provisions hereof, the Option shall vest and become exercisable on December 31, 2003. Notwithstanding the foregoing, the Option shall become fully vested and exercisable if, prior to December 31, 2003, there occurs an Acceleration Event with respect to the Executive. Upon any termination of the Executive's employment prior to December 31, 2003, other than pursuant to an Acceleration Event, the Option shall be forfeited and in the event of a termination of the Executive's employment for Cause at any time prior to the expiration of the Option term, the unexercised portion of the Option shall be immediately forfeited. Following any termination of the Executive's employment after December 31, 2003, other than a termination for Cause, the Option shall remain exercisable for one year (but not beyond the expiration of the Option's term). The terms and conditions applicable to the Option shall otherwise be governed by the terms of the Plan and the standard agreement evidencing the grant of an Option pursuant to the Plan.

    c)  Bonus Payment. With respect to the Company's 2000 fiscal year, unless
        -------------
        the Executive is terminated for Cause prior to the payment date, the Executive shall receive a minimum cash bonus pursuant to the Company's EVAPP and 1989 Management Incentive Compensation Plan plans equal to 50% of the Executive's target award level for such year.

    d)  Make-Whole Payment. Except as otherwise provided herein, during the
        ------------------
        20-day period ending upon the earlier of(i) December 31, 2003 or (ii) the date upon which the Option becomes fully vested and exercisable (such earlier date being referred to hereinafter as the "Election Date"), the Executive shall be entitled to elect irrevocably to receive the Make-Whole Payment (as hereinafter defined). For purposes of this
        Section 2(d), the Make-Whole Payment shall equal the amount (if any) by which the Minimum Payout (as set forth on Appendix A hereto) exceeds the aggregate fair market value (as defined in the Plan) of the shares of Company common stock represented by the Restricted Stock Unit Grant, measured as of the Election Date. The Executive shall not be entitled to elect to receive the Make-Whole Payment if, prior to the Election Date, the Executive's employment with the Company is terminated other than pursuant to an Acceleration Event or the Executive has exercised any portion of the Option. An election by the Executive to receive the Make-Whole Payment shall result in the immediate cancellation of the Option and the Executive agrees that he will have no further rights with respect to the Option following such election.

    e)  Pension Guarantee. Following (i) any termination of Executive's
        -----------------
        employment by the Company other than a termination for Cause, (ii) a termination of employment by the Executive for Good Reason or (iii) a termination of employment by the Executive for any reason after the retirement date noted on Appendix A, the Company agrees to pay the Executive an additional monthly pension supplement if, and to the extent that, the aggregate monthly pension payments (expressed as a life annuity commencing at age 60) for which the Executive is eligible pursuant to the Company's qualified and non-qualified pension plans (the JCPenney Pension Plan, Supplemental Retirement Plan, and Benefits Restoration Plan) following such termination are less than the monthly pension payment set forth on Appendix A hereto. The payment to the Executive of the pension supplement described in the preceding sentence shall commence immediately upon termination of the Executive's employment in a manner which qualifies the Executive for the pension supplement.

3)  Certain Definitions. For purposes of this Agreement only (i) "Cause" means
    -------------------
    that the Executive (A) has been convicted of a felony involving theft or moral turpitude, or (B) has engaged in conduct that constitutes willful gross neglect or willful gross misconduct with respect to his employment duties, which, in either case, results in, or can reasonably be expected to result in, material economic harm to the Company, (ii) "Disability" means that the Executive is disabled within the meaning of the Company's long-term disability policy and (iii) the Executive shall be entitled to terminate his employment for "Good Reason" within thirty days following (a) any reduction in the Executive's current base salary or (b) any reduction in the aggregate annual bonus opportunity available to the Executive under the Company's incentive bonus plans and arrangements (except for across-the-board reductions in annual bonus opportunity similarly affecting all senior executives of the Company).

4)  Tax Withholding. The Company may withhold from amounts or benefits due or
    ---------------
    shares issuable hereunder to the Executive such amounts as are required to satisfy applicable withholding obligations.

5)  Successors. This Agreement is personal to the Executive and, without the
    ----------
    prior written consent of the Company, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place. As used in this Agreement, the "Company" shall mean both the Company as defined above and any such successor that assumes and agrees to perform this Agreement, by operation of law or otherwise.

6)  Miscellaneous.
    -------------

    a) The Executive and the Company agree that nothing contained in this Agreement shall confer any rights to continued employment upon the Executive or alter the Executive's status as an "at-will" employee of the Company.

    b) This Agreement may not be altered, amended, or modified except by written instrument executed by the Company and the Executive. A waiver of any term, covenant, agreement or condition contained in this Agreement shall not be deemed a waiver of any other term, covenant, agreement or condition and any waiver of any default in any such term, covenant, agreement or condition shall not be deemed a waiver of any later default thereof or of any other term, covenant, agreement or condition.

    c) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

    d) This Agreement (including Appendix A hereto) forms the entire agreement between the parties hereto with respect to with respect to the subject matter contained in the Agreement. This Agreement shall supersede all prior agreements, promises, and representations regarding severance or other payments contingent upon termination of employment, whether in writing or otherwise, including, without limitation, the Succession Agreement. The Executive agrees that, in the event that the Executive's employment with the Company terminates pursuant to an Acceleration Event, the Executive shall not be entitled to severance payments under any severance plan, program or arrangement maintained by the Company, notwithstanding anything to the contrary in any such plan, program or arrangement.

    e) All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                (a) If to the Executive:

                (b) To the address set forth on Appendix A hereto

                (c) If to the Company:

                (d) J. C. Penney Company, Inc.
                (e) 6501 Legacy Drive
                (f) Plano, Texas 75024-3699
                (g) Attention: Director of Human Resources and Administration

        ii) or to such other address as either party furnishes to the other in writing in accordance with this paragraph (e) of Section 6. Notices and communications shall be effective when actually received by the addressee.

    f) Notwithstanding anything to the contrary contained herein, in connection with any termination of the Executive's employment or in connection with the payment of benefits under Section 2(d) hereof, the Executive and the Company agree to execute a customary mutual release from liability and it is understood that the payment of benefits pursuant to Section 2(d) or 2(e) hereof, as applicable, are conditioned upon the execution of such release.

    g) All disputes arising under, related to, or in connection with this Agreement shall be settled by expedited arbitration conducted before a panel of three arbitrators sitting in Dallas, Texas, in accordance with the rules of the American Arbitration Association then in effect. The decision of the arbitrators in that proceeding shall be binding on the Company and the Executive. Judgment may be entered on the award of the arbitrators in any court having jurisdiction. All expenses of such arbitration, including legal fees, shall be borne by the non-prevailing party in such arbitration.

    h) The captions of this Agreement are not part of the provisions hereof and shall not have any force or effect.

    i) The provisions of this Agreement shall be interpreted and construed in accordance with the laws of the State of Texas, without regard to its choice of law principles.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the dates specified below.


                                        J.C. PENNEY COMPANY, INC.


                                        /s/ Allen Questrom
                                        ---------------------------------
                                        Name:  Allen Questrom
                                        Title: Chief Executive Officer



                                        /s/ Gary L. Davis
                                        ---------------------------------
                                        Gary L. Davis

                                  Appendix A

Date of Succession Agreement           May 18, 2000

Restricted Stock Units                 96,406

Approved Retirement Date               June 30, 2002

Option Exercise Price                  $10.85 per share

Minimum Payout                         $2,092,008

Succession Agreement Pension           $30,746.97

Executive's Address:                   [intentionally omitted]

                       INCENTIVE COMPENSATION AGREEMENT
                       --------------------------------

     INCENTIVE COMPENSATION AGREEMENT (this "Agreement") dated as of January 2, 2001 by and between Charles R. Lotter (the "Executive") and J.C. Penney Company, Inc. (the "Company").

     WHEREAS, the Executive and the Company entered into a Succession Severance Agreement, dated as of the date set forth on Appendix A hereto (as amended, the "Succession Agreement"); and

     WHEREAS, the Executive, desiring to continue in the employment of the Company, has agreed to cancel the Succession Agreement in exchange for the incentive compensation and other benefits set forth herein, and

     WHEREAS, the Company also desires that the Executive continue in the employ of the Company;

     NOW THEREFORE, in consideration of the representations, covenants and mutual promises set forth in this Agreement (the sufficiency of which is hereby acknowledged) and intending legally to be bound, it is hereby agreed as follows:

1)  Termination of Succession Agreement. Effective as of the date hereof, the
    -----------------------------------
    Succession Agreement is terminated and cancelled and shall be of no further force and effect and the Company and the Executive shall have no further rights or obligations under such agreement.

2)  Incentive Compensation Payments. In consideration of the termination of the
    -------------------------------
    Succession Agreement and the execution of this Agreement, the Executive shall be entitled to the compensation and benefits set forth in this Section 2.

    a)  Restricted Stock Unit Grant. As of the date hereof, the Executive is
        ---------------------------
        hereby granted the number of restricted stock units (the "Restricted Stock Units") set forth on Appendix A hereto (the "Restricted Stock Unit Grant"), pursuant to the Company's 1997 Equity Compensation Plan (the "Plan"). Subject to the provisions hereof, the Restricted Stock Units shall become fully vested on December 31, 2003. Notwithstanding the foregoing, the Restricted Stock Units shall become fully vested on the date on which there occurs an "Acceleration Event" (as hereinafter defined). An Acceleration Event shall occur on such date, prior to December 31, 2003, as the Executive's employment with the Company terminates by reason of death or "Disability" (as hereinafter defined), termination by the Company without Cause (as hereinafter defined), the Executive's retirement on or following the date set forth on Appendix A hereto, a termination of employment by the Executive for Good Reason (as hereinafter defined) or upon a change of control of the Company, as defined in the 1997 Equity Compensation Plan. Upon any other termination of the Executive's employment prior to December 31, 2003, the Restricted Stock Units shall be forfeited. Except as set forth herein, the terms and conditions applicable to the Restricted Stock Units shall be governed by the terms of the Plan and the standard agreement evidencing the grant of Restricted Stock Units pursuant to the Plan. As soon as practicable following the date upon which the Restricted Stock Units become fully vested (the "Vesting Date"), the Company shall issue to the Executive, in cancellation of the Restricted Stock Units, a number of shares of Company common stock equal to the number of Restricted Stock Units. Notwithstanding the foregoing, the Executive may elect to defer the receipt of such common stock until a date after December 31, 2003, provided that such election is made at least six months prior to the Vesting Date. Any such deferral shall be evidenced by a deferral agreement entered into by the Executive and the Company.

    b)  Stock Option Grant. As of the date hereof, the Executive is hereby
        ------------------
        granted a non-qualified stock option to purchase 50,000 shares of Company common stock (the "Option") pursuant to the Plan. The Option shall have a maximum term of ten years from the date hereof and shall have the per share exercise price set forth on Appendix A hereto. Subject to the provisions hereof, the Option shall vest and become exercisable on December 31, 2003. Notwithstanding the foregoing, the Option shall become fully vested and exercisable if, prior to December 31, 2003, there occurs an Acceleration Event with respect to the Executive. Upon any termination of the Executive's employment prior to December 31, 2003, other than pursuant to an Acceleration Event, the Option shall be forfeited and in the event of a termination of the Executive's employment for Cause at any time prior to the expiration of the Option term, the unexercised portion of the Option shall be immediately forfeited. Following any termination of the Executive's employment after December 31, 2003, other than a termination for Cause, the Option shall remain exercisable for one year (but not beyond the expiration of the Option's term). The terms and conditions applicable to the Option shall otherwise be governed by the terms of the Plan and the standard agreement evidencing the grant of an Option pursuant to the Plan.

    c)  Bonus Payment. With respect to the Company's 2000 fiscal year, unless
        -------------
        the Executive is terminated for Cause prior to the payment date, the Executive shall receive a minimum cash bonus pursuant to the Company's EVAPP and 1989 Management Incentive Compensation Plan plans equal to 50% of the Executive's target award level for such year.

    d)  Make-Whole Payment. Except as otherwise provided herein, during the
        ------------------
        20-day period ending upon the earlier of (i) December 31, 2003 or (ii) the date upon which the Option becomes fully vested and exercisable (such earlier date being referred to hereinafter as the "Election Date"), the Executive shall be entitled to elect irrevocably to receive the Make-Whole Payment (as hereinafter defined). For purposes of this
        Section 2(d), the Make-Whole Payment shall equal the amount (if any) by which the Minimum Payout (as set forth on Appendix A hereto) exceeds the aggregate fair market value (as defined in the Plan) of the shares of Company common stock represented by the Restricted Stock Unit Grant, measured as of the Election Date. The Executive shall not be entitled to elect to receive the Make-Whole Payment if, prior to the Election Date, the Executive's employment with the Company is terminated other than pursuant to an Acceleration Event or the Executive has exercised any portion of the Option. An election by the Executive to receive the Make-Whole Payment shall result in the immediate cancellation of the Option and the Executive agrees that he will have no further rights with respect to the Option following such election.

    e)  Pension Guarantee. Following (i) any termination of Executive's
        -----------------
        employment by the Company other than a termination for Cause, (ii) a termination of employment by the Executive for Good Reason or (iii) a termination of employment by the Executive for any reason after the retirement date noted on Appendix A, the Company agrees to pay the Executive an additional monthly pension supplement if, and to the extent that, the aggregate monthly pension payments (expressed as a life annuity commencing at age 60) for which the Executive is eligible pursuant to the Company's qualified and non-qualified pension plans (the JCPenney Pension Plan, Supplemental Retirement Plan, and Benefits Restoration Plan) following such termination are less than the monthly pension payment set forth on Appendix A hereto. The payment to the Executive of the pension supplement described in the preceding sentence shall commence immediately upon termination of the Executive's employment in a manner which qualifies the Executive for the pension supplement.

3)  Certain Definitions. For purposes of this Agreement only (i) "Cause" means
    -------------------
    that the Executive (A) has been convicted of a felony involving theft or moral turpitude, or (B) has engaged in conduct that constitutes willful gross neglect or willful gross misconduct with respect to his employment duties, which, in either case, results in, or can reasonably be expected to result in, material economic harm to the Company, (ii) "Disability" means that the Executive is disabled within the meaning of the Company's long-term disability policy and (iii) the Executive shall be entitled to terminate his employment for "Good Reason" within thirty days following (a) any reduction in the Executive's current base salary or (b) any reduction in the aggregate annual bonus opportunity available to the Executive under the Company's incentive bonus plans and arrangements (except for across-the-board reductions in annual bonus opportunity similarly affecting all senior executives of the Company).

4)  Tax Withholding. The Company may withhold from amounts or benefits due or
    ---------------
    shares issuable hereunder to the Executive such amounts as are required to satisfy applicable withholding obligations.

5)  Successors. This Agreement is personal to the Executive and, without the
    ----------
    prior written consent of the Company, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place. As used in this Agreement, the "Company" shall mean both the Company as defined above and any such successor that assumes and agrees to perform this Agreement, by operation of law or otherwise.

6)  Miscellaneous.
    -------------

    a) The Executive and the Company agree that nothing contained in this Agreement shall confer any rights to continued employment upon the Executive or alter the Executive's status as an "at-will" employee of the Company.

    b) This Agreement may not be altered, amended, or modified except by written instrument executed by the Company and the Executive. A waiver of any term, covenant, agreement or condition contained in this Agreement shall not be deemed a waiver of any other term, covenant, agreement or condition and any waiver of any default in any such term, covenant, agreement or condition shall not be deemed a waiver of any later default thereof or of any other term, covenant, agreement or condition.

    c) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

    d) This Agreement (including Appendix A hereto) forms the entire agreement between the parties hereto with respect to with respect to the subject matter contained in the Agreement. This Agreement shall supersede all prior agreements, promises, and representations regarding severance or other payments contingent upon termination of employment, whether in writing or otherwise, including, without limitation, the Succession Agreement. The Executive agrees that, in the event that the Executive's employment with the Company terminates pursuant to an Acceleration Event, the Executive shall not be entitled to severance payments under any severance plan, program or arrangement maintained by the Company, notwithstanding anything to the contrary in any such plan, program or arrangement.

    e) All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                (a)  If to the Executive:

                (b)  To the address set forth on Appendix A hereto

                (c) If to the Company:

                (d) J. C. Penney Company, Inc.
                (e) 6501 Legacy Drive
                (f) Plano, Texas 75024-3699
                (g) Attention: Director of Human Resources and Administration

        ii) or to such other address as either party furnishes to the other in writing in accordance with this paragraph (e) of Section 6. Notices and communications shall be effective when actually received by the addressee.

    f) Notwithstanding anything to the contrary contained herein, in connection with any termination of the Executive's employment or in connection with the payment of benefits under Section 2(d) hereof, the Executive and the Company agree to execute a customary mutual release from liability and it is understood that the payment of benefits pursuant to Section 2(d) or 2(e) hereof, as applicable, are conditioned upon the execution of such release.

    g) All disputes arising under, related to, or in connection with this Agreement shall be settled by expedited arbitration conducted before a panel of three arbitrators sitting in Dallas, Texas, in accordance with the rules of the American Arbitration Association then in effect. The decision of the arbitrators in that proceeding shall be binding on the Company and the Executive. Judgment may be entered on the award of the arbitrators in any court having jurisdiction. All expenses of such arbitration, including legal fees, shall be borne by the non-prevailing party in such arbitration.

    h) The captions of this Agreement are not part of the provisions hereof and shall not have any force or effect.

    i) The provisions of this Agreement shall be interpreted and construed in accordance with the laws of the State of Texas, without regard to its choice of law principles.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the dates specified below.


                                        J.C. PENNEY COMPANY, INC.


                                        /s/ Allen Questrom
                                        --------------------------------
                                        Name:  Allen Questrom
                                        Title: Chief Executive Officer



                                        /s/ Charles R. Lotter
                                        --------------------------------
                                        Charles R. Lotter

                                  Appendix A

Date of Succession Agreement         May 18, 2000

Restricted Stock Units               125,050

Approved Retirement Date             June 30, 2002

Option Exercise Price                $10.85 per share

Minimum Payout                       $2,713,566

Succession Agreement Pension         $27,193.86

Executive's Address:                 [intentionally omitted]

                       INCENTIVE COMPENSATION AGREEMENT
                       --------------------------------

     INCENTIVE COMPENSATION AGREEMENT (this "Agreement") dated as of January 2, 2001 by and between Michael W. Taxter (the "Executive") and J.C. Penney Company, Inc. (the "Company").

     WHEREAS, the Executive and the Company entered into a Succession Severance Agreement, dated as of the date set forth on Appendix A hereto (as amended, the "Succession Agreement"); and

     WHEREAS, the Executive, desiring to continue in the employment of the Company, has agreed to cancel the Succession Agreement in exchange for the incentive compensation and other benefits set forth herein, and

     WHEREAS, the Company also desires that the Executive continue in the employ of the Company;

     NOW THEREFORE, in consideration of the representations, covenants and mutual promises set forth in this Agreement (the sufficiency of which is hereby acknowledged) and intending legally to be bound, it is hereby agreed as follows:

1)  Termination of Succession Agreement. Effective as of the date hereof, the
    -----------------------------------
    Succession Agreement is terminated and cancelled and shall be of no further force and effect and the Company and the Executive shall have no further rights or obligations under such agreement.

2)  Incentive Compensation Payments. In consideration of the termination of the
    -------------------------------
    Succession Agreement and the execution of this Agreement, the Executive shall be entitled to the compensation and benefits set forth in this Section 2.

    a)  Restricted Stock Unit Grant. As of the date hereof, the Executive is
        ---------------------------
        hereby granted the number of restricted stock units (the "Restricted Stock Units") set forth on Appendix A hereto (the "Restricted Stock Unit Grant"), pursuant to the Company's 1997 Equity Compensation Plan (the "Plan"). Subject to the provisions hereof, the Restricted Stock Units shall become fully vested on December 31, 2003. Notwithstanding the foregoing, the Restricted Stock Units shall become fully vested on the date on which there occurs an "Acceleration Event" (as hereinafter defined). An Acceleration Event shall occur on such date, prior to December 31, 2003, as the Executive's employment with the Company terminates by reason of death or "Disability"

        (as hereinafter defined), termination by the Company without Cause (as hereinafter defined), the Executive's retirement on or following the date set forth on Appendix A hereto, a termination of employment by the Executive for Good Reason (as hereinafter defined) or upon a change of control of the Company, as defined in the 1997 Equity Compensation Plan. Upon any other termination of the Executive's employment prior to December 31, 2003, the Restricted Stock Units shall be forfeited.
        Except as set forth herein, the terms and conditions applicable to the Restricted Stock Units shall be governed by the terms of the Plan and the standard agreement evidencing the grant of Restricted Stock Units pursuant to the Plan. As soon as practicable following the date upon which the Restricted Stock Units become fully vested (the "Vesting Date"), the Company shall issue to the Executive, in cancellation of the Restricted Stock Units, a number of shares of Company common stock equal to the number of Restricted Stock Units. Notwithstanding the foregoing, the Executive may elect to defer the receipt of such common stock until a date after December 31, 2003, provided that such election is made at least six months prior to the Vesting Date. Any such deferral shall be evidenced by a deferral agreement entered into by the Executive and the Company.

    b)  Stock Option Grant. As of the date hereof, the Executive is hereby
        ------------------
        granted a non-qualified stock option to purchase 50,000 shares of Company common stock (the "Option") pursuant to the Plan. The Option shall have a maximum term of ten years from the date hereof and shall have the per share exercise price set forth on Appendix A hereto. Subject to the provisions hereof, the Option shall vest and become exercisable on December 31, 2003. Notwithstanding the foregoing, the Option shall become fully vested and exercisable if, prior to December 31, 2003, there occurs an Acceleration Event with respect to the Executive. Upon any termination of the Executive's employment prior to December 31, 2003, other than pursuant to an Acceleration Event, the Option shall be forfeited and in the event of a termination of the Executive's employment for Cause at any time prior to the expiration of the Option term, the unexercised portion of the Option shall be immediately forfeited. Following any termination of the Executive's employment after December 31, 2003, other than a termination for Cause, the Option shall remain exercisable for one year (but not beyond the expiration of the Option's term). The terms and conditions applicable to the Option shall otherwise be governed by the terms of the Plan and the standard agreement evidencing the grant of an Option pursuant to the Plan.

    c)  Bonus Payment. With respect to the Company's 2000 fiscal year, unless
        -------------
        the Executive is terminated for Cause prior to the payment date, the Executive shall receive a minimum cash bonus pursuant to the Company's EVAPP and 1989 Management Incentive Compensation Plan plans equal to 50% of the Executive's target award level for such year.

    d)  Make-Whole Payment. Except as otherwise provided herein, during the
        ------------------
        20-day period ending upon the earlier of (i) December 31, 2003 or (ii) the date upon which the Option becomes fully vested and exercisable (such earlier date being referred to hereinafter as the "Election Date"), the Executive shall be entitled to elect irrevocably to receive the Make-Whole Payment (as hereinafter defined). For purposes of this
        Section 2(d), the Make-Whole Payment shall equal the amount (if any) by which the Minimum Payout (as set forth on Appendix A hereto) exceeds the aggregate fair market value (as defined in the Plan) of the shares of Company common stock represented by the Restricted Stock Unit Grant, measured as of the Election Date. The Executive shall not be entitled to elect to receive the Make-Whole Payment if, prior to the Election Date, the Executive's employment with the Company is terminated other than pursuant to an Acceleration Event or the Executive has exercised any portion of the Option. An election by the Executive to receive the Make-Whole Payment shall result in the immediate cancellation of the Option and the Executive agrees that he will have no further rights with respect to the Option following such election.

               e)  Pension Guarantee. Following (i) any termination of
                   ------- ---------
                  Executive's employment by the Company other than a termination for Cause, (ii) a termination of employment by the Executive for Good Reason or (iii) a termination of employment by the Executive for any reason after December 31, 2003, the Company agrees to pay the Executive an additional monthly pension supplement if, and to the extent that, the aggregate monthly pension payments (expressed as a life annuity commencing at age 60) for which the Executive is eligible pursuant to the Company's qualified and non-qualified pension plans (the JCPenney Pension Plan, Supplemental Retirement Plan, and Benefits Restoration Plan) following such termination are less than the monthly pension payment set forth on Appendix A hereto. The payment to the Executive of the pension supplement described in the preceding sentence shall commence immediately upon termination of the Executive's employment in a manner which qualifies the Executive for the pension supplement.

3)  Certain Definitions. For purposes of this Agreement only (i) "Cause" means
    -------------------
    that the Executive (A) has been convicted of a felony involving theft or moral turpitude, or (B) has engaged in conduct that constitutes willful gross neglect or willful gross misconduct with respect to his employment duties, which, in either case, results in, or can reasonably be expected to result in, material economic harm to the Company, (ii) "Disability" means that the Executive is disabled within the meaning of the Company's long-term disability policy and (iii) the Executive shall be entitled to terminate his employment for "Good Reason" within thirty days following (a) any reduction in the Executive's current base salary or (b) any reduction in the aggregate annual bonus opportunity available to the Executive under the Company's incentive bonus plans and arrangements (except for across-the-board reductions in annual bonus opportunity similarly affecting all senior executives of the Company).

4)  Tax Withholding. The Company may withhold from amounts or benefits due or
    ---------------
    shares issuable hereunder to the Executive such amounts as are required to satisfy applicable withholding obligations.

5)  Successors. This Agreement is personal to the Executive and, without the
    ----------
    prior written consent of the Company, shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place. As used in this Agreement, the "Company" shall mean both the Company as defined above and any such successor that assumes and agrees to perform this Agreement, by operation of law or otherwise.

6)  Miscellaneous.
    -------------

    a) The Executive and the Company agree that nothing contained in this Agreement shall confer any rights to continued employment upon the Executive or alter the Executive's status as an "at-will" employee of the Company.

    b) This Agreement may not be altered, amended, or modified except by written instrument executed by the Company and the Executive. A waiver of any term, covenant, agreement or condition contained in this Agreement shall not be deemed a waiver of any other term, covenant, agreement or condition and any waiver of any default in any such term, covenant, agreement or condition shall not be deemed a waiver of any later default thereof or of any other term, covenant, agreement or condition.

    c) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same instrument.

    d) This Agreement (including Appendix A hereto) forms the entire agreement between the parties hereto with respect to with respect to the subject matter contained in the Agreement. This Agreement shall supersede all prior agreements, promises, and representations regarding severance or other payments contingent upon termination of employment, whether in writing or otherwise, including, without limitation, the Succession Agreement. The Executive agrees that, in the event that the Executive's employment with the Company terminates pursuant to an Acceleration Event, the Executive shall not be entitled to severance payments under any severance plan, program or arrangement maintained by the Company, notwithstanding anything to the contrary in any such plan, program or arrangement.

    e) All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                (a) If to the Executive:

                (b) To the address set forth on Appendix A hereto

                (c) If to the Company:

                (d) J. C. Penney Company, Inc.
                (e) 6501 Legacy Drive
                (f) Plano, Texas 75024-3699
                (g) Attention: Director of Human Resources and Administration

        ii) or to such other address as either party furnishes to the other in writing in accordance with this paragraph (e) of Section 6. Notices and communications shall be effective when actually received by the addressee.

    f) Notwithstanding anything to the contrary contained herein, in connection with any termination of the Executive's employment or in connection with the payment of benefits under Section 2(d) hereof, the Executive and the Company agree to execute a customary mutual release from liability and it is understood that the payment of benefits pursuant to Section 2(d) or 2(e) hereof, as applicable, are conditioned upon the execution of such release.

    g) All disputes arising under, related to, or in connection with this Agreement shall be settled by expedited arbitration conducted before a panel of three arbitrators sitting in Dallas, Texas, in accordance with the rules of the American Arbitration Association then in effect. The decision of the arbitrators in that proceeding shall be binding on the Company and the Executive. Judgment may be entered on the award of the arbitrators in any court having jurisdiction. All expenses of such arbitration, including legal fees, shall be borne by the non-prevailing party in such arbitration.

    h) The captions of this Agreement are not part of the provisions hereof and shall not have any force or effect.

    i) The provisions of this Agreement shall be interpreted and construed in accordance with the laws of the State of Texas, without regard to its choice of law principles.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the dates specified below.

                                        J.C. PENNEY COMPANY, INC.


                                        /s/ Allen Questrom
                                        ---------------------------------
                                        Name: Allen Questrom
                                        Title: Chief Executive Officer



                                        /s/ Michael W. Taxter
                                        ---------------------------------
                                        Michael W. Taxter          1/8/01

                                  Appendix A

Date of Succession Agreement       May 18, 2000

Restricted Stock Units             96,775

Approved Retirement Date           June 30, 2011

Option Exercise Price              $10.85 per share

Minimum Payout                     $2,100,003

Succession Agreement Pension       $10,112.74

Executive's Address:               [intentionally omitted]